Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

Supplement dated March 8, 2010, to the Prospectus dated May 1, 2010, as previously supplemented on

August 12, 2009, December 11, 2009, December 18, 2009, January 5, 2010, January 13, 2010,

February 1, 2010, and March 1, 2010.

This supplement contains important information about the Wells Fargo Advantage VT Asset Allocation Fund (“the Fund”).

At a meeting of the Wells Fargo Advantage Funds Board of Trustees (the “Board”) held on

January 11, 2010, the Board approved the change of the Fund’s name, as well as changes to the Principal Investments. Effective May 1, 2010, the Fund’s name will be VT Index Asset Allocation Fund, and the new Principal Investments will be as follows:

Principal Investments

Under normal circumstances, we invest:

·      at least 80% of the Fund’s net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Capital 20+ Treasury Index.

The Fund’s “neutral” target allocation is as follows:

·        60% of the Fund’s total assets in equity securities; and

·        40% of the Fund’s total assets in fixed income securities.

The Investment Objective and Principal Investment Strategies of the Fund remain unchanged.

VTF030A/P1410S6